SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 12, 2002

COMPUTER SCIENCES CORPORATION (Exact name of registrant as specified in its charter)

NEVADA	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 East Grand Avenue
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (310) 615-0311

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9.     Regulation FD Disclosure.

             On August 12, 2002, Computer Sciences Corporation (the "Company") filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q was accompanied by a certification of Van B. Honeycutt, Chairman and Chief Executive Officer of the Company, and a certification of Leon J. Level, Vice President and Chief Financial Officer of the Company. Copies of these certifications are furnished pursuant to this Item 9 as Exhibits 99.1 and 99.2 to this report.

             Subsequently on August 12, 2002, Messrs. Honeycutt and Level each submitted to the Commission a sworn statement pursuant to the Commission's June 27, 2002 Order, File No. 4-460. Copies of these statements are furnished pursuant to this Item 9 as Exhibits 99.3 and 99.4 to this report.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: August 12, 2002	By:	/s/ Hayward D. Fisk
Hayward D. Fisk Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
99.1	Certification of Chief Executive Officer, dated August 12, 2002

99.2	Certification of Chief Financial Officer, dated August 12, 2002

99.3	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 12, 2002

99.4	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 12, 2002

3